UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):         March 9, 2005

PROQUEST PROFIT SHARING RETIREMENT PLAN
(Exact name of registrant as specified in its charter)

Delaware	33-99982	36-3580106
(State of Incorporation)	(Commission File Number	(IRS Employer Identification No.)

300 North Zeeb Road, Ann Arbor, Michigan	48103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:       (734) 761-4700

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On March 9, 2005, Crowe Chizek and Company LLC (“Crowe Chizek”) was appointed as the independent auditor for the ProQuest Company Profit Sharing Retirement Plan (the “Plan”) of ProQuest Company (the “Company”) for the plan year ended December 31, 2004, and KPMG LLP (“KPMG”) was dismissed as the Plan’s independent auditors for the Plan for the year ended December 31, 2004. The decision to change auditors was approved by the audit committee of the Company’s Board of Directors on March 9, 2005.

The report of KPMG on the Plan’s financial statements for either of the two most recent completed fiscal years did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent completed fiscal years and during the subsequent period ending March 9, 2005 (the “Reporting Periods”), with respect to the Plan, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its report with respect to the financial statements of the Plan.

During the Reporting Periods, there were no “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to the Plan.

During the Reporting Periods, the Company did not consult with Crowe Chizek with respect to the Plan regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan’s financial statements, (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as such term is described in Item 304(a)(1)(v) of Regulation S-K), or (iii) any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has furnished a copy of this Report to KPMG and requested that KPMG furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. The letter from KPMG is attached hereto as Exhibit 16.1.

Item 9.01	Financial Statements and Exhibits
(c) Exhibits.
16.1	Letter of KPMG LLP, dated May 27, 2005, regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PROQUEST PROFIT SHARING RETIREMENT PLAN
Dated: May 31, 2005	By:	/s/	Todd W. Buchardt
Todd W. Buchardt General Counsel of ProQuest Company